PRESIDENT'S LETTER
 ................................................................................

To Our Fellow Shareholders:                                             May 1999

   The net asset value (NAV) of a common share of the Fund decreased from $14.22 on December 31, 1998, to $13.96 on March 31, 1999, after deducting the distribution of 34 cents declared during the quarter. The market price for a share of the Fund traded in a range from $12.25 to $13.25 before closing the quarter at $12.813. The ending price represented a discount to NAV of 8.2 percent compared with a discount to NAV of 9.0 percent on December 31, 1998. Key investment results and comparisons are noted below.

-------------------------------------------------------------------------------------------------------------------
                                                              First Quarter                  Latest 12 Months
-------------------------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND:

  Shares Valued at Net Asset Value                                0.6%                             5.9%

  Shares Valued at Market Price with Dividends Reinvested         1.6%                             1.1%

  Fund's Closing Price Range                               $12.375 to $13.063                $10.50 to $14.50

  Fund's (Discount)/Premium Range                           (5.6%) to (11.0%)                 (9.2%) to 2.5%

Lipper Growth & Income Mutual Fund Average                        1.8%                               5%

S&P 500 Stock Index                                               5.0%                             18.5%

Dow Jones Industrial Average                                      7.0%                             13.1%

Figures shown for the Fund and the Lipper Growth & Income Mutual Fund Average are total returns, which include dividends, after deduction of fund expenses. The Fund's market price reinvested return for the latest 12 months assumes the exercise of all primary subscription rights in the recent rights offering. Figures shown for the unmanaged S&P 500 Index and Dow Jones Industrial Average are total returns including income.
-------------------------------------------------------------------------------------------------------------------

   As the table shows, the Fund's NAV increased 0.6 percent during the first quarter, which compares with increases of 1.8 percent for the Lipper Growth & Income Mutual Fund Average (the Fund's primary benchmark) and 5.0 percent and
7.0 percent for the S&P 500 Stock Index and Dow Jones Industrial Average, respectively. For the latest 12 months, the Fund's NAV was up 5.9 percent compared with 5.5 percent for the Lipper Growth & Income Mutual Fund Average and 18.5 percent and 13.1 percent for the S&P 500 Stock Index and Dow Jones Industrial Average, respectively.

   The extraordinarily narrow market leadership experienced during 1998 came to a climax during the first quarter, as the large capitalization growth stocks again dominated the widely followed S&P 500 Stock Index. This narrow leadership has caused considerable frustration for portfolio managers, particularly those that have more value driven approaches. The entire 5 percent gain in the S&P 500 Stock Index during the first quarter was attributable to just 18 stocks, with more than half the gain concentrated in just five names.

PRESIDENT'S LETTER
 ................................................................................

    In April, however, there was a shift in market leadership to cyclical and more economically sensitive stocks, which has benefited value managers. The Russell Large Cap Value Index outperformed the Russell Large Cap Growth Index by more than 9 percent in April, its largest monthly advantage in more than 15 years. This shift in leadership has also been accompanied by an improvement in the market's overall breadth, which simply means more stocks are participating in the market's advance. This is a welcome and healthy trend if it can be sustained, and since the Fund's multi-managed approach combines both growth and value styles, it benefits from these unpredictable shifts in leadership and, thereby, provides more consistent returns.

    Mr. Richard R. (Chris) Christensen, President of the Fund since 1994, has retired and I have been elected by the Board of Trustees to succeed him. I will also continue to serve as Chief Investment Officer of the Fund. Chris served the Fund with distinction; we thank him and wish him well in his retirement.

    The annual meeting of shareholders was held on April 21, 1999, where John V. Carberry was elected and James E. Grinnell was re-elected as Trustees. Mr. Grinnell has served as Trustee since the Fund's inception in 1986 and Mr. Carberry was elected by the Board of Trustees on June 30, 1998. All other Trustees continue in office and all other proposals placed before the meeting were approved.

    Thank you for your continuing support of the Fund.

Sincerely,

/s/ William R. Parmentier, Jr.
-------------------------------------
William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Equity Fund and
Liberty Asset Management Company

                            SHAREHOLDERS' INVESTMENT GROWTH AS OF MARCH 31, 1999
 ................................................................................

Net Asset              Net Asset Value        Additional Investments
Value of               of Shares Acquired     Made Through Rights
One Share              Through Dividend       Offerings
                       Reinvestment

10.17                  10.17                  10.17
10.87                  10.87                  10.87
10.03                  11.09                  11.09
10.72                  10.77                  10.77
10.81                  10.86                  10.86
11.23                  11.32                  11.32
11.73                  11.82                  11.82
11.6                   12.39                  12.39
10.87                  11.94                  11.94
 8.31                   9.12                   9.12
 7.58                   8.32                   8.32
 7.9                    9.01                   9.01
 8.29                   9.45                   9.45
 8.64                   9.85                   9.85
 8.29                   9.51                   9.51
 8.3                    9.52                   9.52
 8.26                   9.47                   9.47
 8.43                   9.95                   9.95
 8.33                   9.83                   9.83
 8.12                   9.58                   9.58
 8.28                  10.05                  10.05
 8.43                  10.23                  10.23
 8.3                   10.08                  10.08
 8.29                  10.34                  10.34
 8.83                  11.01                  11.01
 8.67                  10.81                  10.81
 8.6                   11.03                  11.03
 9.01                  11.56                  11.56
 9.4                   12.06                  12.06
 9.07                  12                     12
 9.81                  12.98                  12.98
10.03                  13.27                  13.27
 9.82                  13.38                  13.38
 9.61                  13.1                   13.1
 9.72                  13.25                  13.25
 9.58                  13.44                  13.44
 9.02                  12.66                  12.66
 9.11                  12.78                  12.78
 9.14                  13.18                  13.18
 9                     12.98                  12.98
 9.92                  14.3                   14.3
 9.72                  14.42                  14.42
 9.69                  14.38                  14.38
 8.91                  13.22                  13.22
 8.23                  12.59                  12.59
 8.21                  12.56                  12.56
 8.77                  13.42                  13.42
 8.92                  14.01                  14.01
 9.37                  14.72                  14.72
10.04                  15.77                  15.77
10.18                  16.42                  16.42
10.11                  16.31                  16.31
10.62                  17.13                  17.13
 9.87                  16.33                  16.33
10.35                  17.13                  17.13
10.39                  17.65                  17.65
10.33                  17.55                  17.55
10.52                  17.87                  17.87
 9.92                  17.28                  17.28
11.2                   19.51                  19.51
11                     19.16                  19.16
10.77                  19.25                  19.25
10.56                  18.87                  18.87
10.66                  19.05                  20.96
10.76                  19.23                  21.15
10.23                  18.77                  20.65
10.69                  19.59                  21.56
10.21                  19.18                  21.11
10.45                  19.64                  21.61
10.55                  19.82                  21.82
10.68                  20.57                  22.64
10.78                  20.76                  22.85
10.86                  20.92                  23.02
10.7                   20.61                  22.68
10.75                  21.23                  23.37
10.42                  20.58                  22.65
10.52                  21.29                  23.44
10.56                  21.37                  23.53
10.54                  21.33                  23.48
10.73                  22.26                  24.52
10.79                  22.39                  24.66
10.84                  22.49                  26.27
10.34                  22                     25.69
10.4                   22.48                  26.25
10.77                  23.28                  27.18
10.34                  22.91                  26.75
 9.85                  21.83                  25.48
 9.93                  22                     25.69
 9.8                   22.26                  25.98
 9.48                  21.53                  25.13
 9.78                  22.21                  25.93
 9.99                  23.28                  27.17
 9.69                  22.58                  27.86
 9.86                  22.97                  28.35
 9.17                  21.97                  27.11
 9.26                  22.19                  27.79
 9.4                   22.52                  26.75
 9.49                  23.31                  28.78
 9.83                  24.14                  29.78
 9.98                  24.51                  30.24
10.13                  25.49                  31.44
10.53                  26.49                  32.69
10.95                  27.55                  33.99
10.74                  27.73                  34.21
11.05                  28.53                  35.19
10.93                  28.22                  34.81
11.04                  29.23                  36.07
11.03                  29.21                  36.04
11.39                  30.16                  37.21
11.57                  30.64                  37.8
11.42                  31.01                  38.26
11.65                  31.63                  39.03
11.62                  32.42                  40.01
11.53                  32.17                  39.7
10.88                  30.36                  37.46
10.98                  31.41                  37.5
11.71                  33.5                   38.5
11.88                  33.99                  41.94
12.35                  36.31                  44.81
11.95                  35.54                  43.86
12.65                  37.62                  46.43
12.55                  37.32                  46.06
11.73                  35.81                  44.19
12.19                  37.22                  45.92
12.77                  39.96                  49.3
13.31                  41.65                  51.39
14.29                  44.71                  55.17
13.34                  42.81                  52.83
14.01                  44.96                  55.48
13.51                  43.35                  53.5
13.52                  44.49                  54.92
13.32                  45.02                  55.57
13.3                   44.95                  55.49
14.4                   48.67                  60.08
14.8                   51.24                  63.26
14.93                  51.64                  63.77
14.05                  48.6                   60.01
14.42                  51.29                  65.83
14.12                  50.22                  61.63
11.46                  41.96                  49.33
12.26                  44.88                  57.6
13.1                   47.96                  61.64
13.39                  50.35                  64.61
14.22                  53.47                  68.61
14.12                  50.22                  61.63
11.46                  41.96                  49.33
12.26                  44.88                  57.6
13.1                   47.96                  61.64
13.39                  50.35                  64.61
14.22                  53.47                  68.61
14.27                  53.66                  68.65
13.79                  51.85                  66.54
13.96                  53.86                  69.12

To evaluate your investment in All-Star, these values should be used. Each shows how your investment has fared by keeping distributions at work in the Fund. The upper value includes additional investments made through rights offerings in 1992, 1993, 1994 and 1998.

This is the net asset value of one share of All-Star as of 3/31/99.


    Since its inception, the Fund has maintained an optional Automatic Dividend Reinvestment and Cash Purchase Plan, whereby distributions are automatically invested in additional shares of the Fund. In addition, four rights offerings have allowed investors to acquire additional shares at a discount from the market price. The rights offering in April 1992 allowed investors to acquire one share at $10.05 for every 10 shares held; the one in October 1993 allowed investors to acquire one share at $10.41 for every 15 shares held; the one in September 1994 allowed investors to acquire one share at $9.14 for every 15 shares held; and the one in April 1998 allowed investors to acquire one share at $12.83 for every 20 shares held.

    As the graph above shows, an original share, assuming participation in all of the rights offerings and reinvestment of all distributions, has grown to a net asset value of $69.12 (4.951 shares times the current $13.96 net asset value per share) and a market price value of $63.43 (4.951 shares times the current $12.813 market price per share). Excluding the rights offerings shares, an original share has grown to 3.858 shares. Thus, the original share has grown to a net asset value of $53.86 (3.858 shares times the current $13.96 net asset value per share) and a market price value of $49.43 (3.858 shares times the current $12.813 market price per share).

A TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENT
 ................................................................................

                                     Shares      Shares
           Shares                  Purchased   Acquired   Shares       NAV(1)               Market Price   Total Market
          Owned At                  Through     Through    Owned     Per Share   Total NAV    Per Share      Price Of
         Beginning    Per Share   Reinvestment   Rights    At End      At End    Of Shares     At End         Shares
Year     Of Period  Distributions   Program    Offering  Of Period   Of Period     Owned     Of Period        Owned
-----------------------------------------------------------------------------------------------------------------------
1987        1.000      $1.18          .140         --       1.140       $7.90       $9.01       $6.00         $6.84
-----------------------------------------------------------------------------------------------------------------------
1988        1.140       0.64          .107         --       1.247        8.29       10.34        7.25          9.04
-----------------------------------------------------------------------------------------------------------------------
1989        1.247       0.95          .156         --       1.403        9.58       13.44        8.25         11.57
-----------------------------------------------------------------------------------------------------------------------
1990        1.403       0.90          .167         --       1.570        8.92       14.00        7.75         12.17
-----------------------------------------------------------------------------------------------------------------------
1991        1.570       1.02          .171         --       1.741       11.20       19.50       10.75         18.72
-----------------------------------------------------------------------------------------------------------------------
1992        1.741       1.07          .199       0.179(2)   2.119       10.78       22.84       11.125        23.57
-----------------------------------------------------------------------------------------------------------------------
1993        2.119       1.25(3)       .266       0.138(2)   2.523       10.40       26.24       11.125        28.07
-----------------------------------------------------------------------------------------------------------------------
1994        2.523       1.00          .277       0.155(2)   2.955        9.26       27.36        8.50         25.12
-----------------------------------------------------------------------------------------------------------------------
1995        2.955       1.04          .310         --       3.265       11.03       36.01       10.875        35.51
-----------------------------------------------------------------------------------------------------------------------
1996        3.265       1.31(3)       .403         --       3.668       11.95       43.83       11.25         41.27
-----------------------------------------------------------------------------------------------------------------------
1997        3.668       1.69(3)       .501         --       4.169       13.32       55.53       13.313        55.50
-----------------------------------------------------------------------------------------------------------------------
1998        4.169       1.40          .483       0.173(2)   4.825       14.22       68.61       12.938        62.42
-----------------------------------------------------------------------------------------------------------------------
1999
1st Quarter 4.825       0.34          .126         --       4.951       13.96       69.12       12.813        63.43
-----------------------------------------------------------------------------------------------------------------------

1. Net Asset Value.

2. 1992: Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.

   1993: Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.

   1994: Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.

   1998: Rights offering completed in April 1998. One share offered at $12.83 for every 20 shares owned.

3. 1993: Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.125.

   1996: Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.25.

   1997: Includes the $0.36 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $13.313.

                                  PORTFOLIO MANAGERS / PORTFOLIO CHARACTERISTICS
 ................................................................................

THE FUND'S FIVE PORTFOLIO MANAGERS AND THE INVESTMENT STYLES THEY PRACTICE ARE:

BOSTON PARTNERS ASSET MANAGEMENT, L.P.

Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

Companies diversified across all sectors that are undervalued relative to the firm's projected growth rates.

OPPENHEIMER CAPITAL

Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

WESTWOOD MANAGEMENT CORPORATION

Growth companies selling at reasonable valuations based on the firm's earnings projections which are not yet being reflected in consensus estimates.

WILKE/THOMPSON CAPITAL MANAGEMENT, INC.

Growth companies that demonstrate the ability to sustain strong secular growth, notwithstanding economic conditions, across a broad range of market capitalizations.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The Portfolio Characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five Portfolio Managers. These differences are a reflection of the fact that each pursues a different Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Stock Index.


PORTFOLIO CHARACTERISTICS                            INVESTMENT STYLE SPECTRUM
AS OF MARCH 31, 1999
(UNAUDITED)                          VALUE                                             GROWTH
                                    ---------------------------------------------------------
                                     Boston       J.P.         Oppen-                  Wilke/       Total      S&P
                                    Partners     Morgan        heimer     Westwood    Thompson      Fund    500 Index
---------------------------------------------------------------------------------------------------------------------
Number of Holdings                     32           79            28          45         46           195       500
---------------------------------------------------------------------------------------------------------------------
Percent of Holdings in Top 10         44%          28%           59%         30%        38%           18%       22%
---------------------------------------------------------------------------------------------------------------------
Weighted Average Market
Capitalization (billions)             $32          $62           $56         $41        $50           $48    $101.3
---------------------------------------------------------------------------------------------------------------------
Average Five-Year Earnings
Per Share Growth                      13%          15%           19%         18%        37%           20%       18%
---------------------------------------------------------------------------------------------------------------------
Dividend Yield                       1.4%         1.3%          1.3%        1.4%       0.2%          1.2%      1.3%
---------------------------------------------------------------------------------------------------------------------
Average Price/Earnings Ratio          15x          25x           20x         21x        41x           24x       26x
---------------------------------------------------------------------------------------------------------------------
Average Price/Book Value Ratio       3.7x         4.4x          4.2x        4.4x       7.6x          4.8x      5.9x
---------------------------------------------------------------------------------------------------------------------

TOP 50 HOLDINGS
 ................................................................................

 RANK       RANK                                                       MARKET
 AS OF      AS OF                                                       VALUE               PERCENT OF
3/31/99   12/31/98       SECURITY NAME                                 ($000)               NET ASSETS
------------------------------------------------------------------------------------------------------
  1          1           Citigroup, Inc.                              $40,056                  3.0%
  2          3           Freddie Mac                                   23,741                  1.8
  3          7           Monsanto Co.                                  23,672                  1.8
  4          2           MCI WorldCom, Inc.                            23,545                  1.8
  5         79           BankAmerica Corp.                             20,625                  1.6
  6         15           Microsoft Corp.                               20,569                  1.6
  7         14           CIGNA Corp.                                   19,914                  1.5
  8          5           Waste Management, Inc.                        19,519                  1.5
  9          8           AFLAC, Inc.                                   19,053                  1.4
 10         16           Nokia Corp. ADR                               17,133                  1.3
 11         17           Sprint Corp.                                  16,681                  1.3
 12         26           Morgan Stanley Dean Witter & Co.              15,680                  1.2
 13         10           International Business Machines Corp.         15,097                  1.1
 14         18           Cisco Systems, Inc.                           14,747                  1.1
 15         12           CVS Corp.                                     14,172                  1.1
 16         20           Intel Corp.                                   14,128                  1.1
 17          9           XL Capital Ltd.*                              13,365                  1.0
 18         21           Avon Products, Inc.                           12,707                  1.0
 19         47           Temple-Inland, Inc.                           14,425                  0.9
 20         22           American Home Products Corp.                  12,306                  0.9
 21         11           Lockheed Martin Corp.                         12,109                  0.9
 22         68           Peco Energy Co.                               11,711                  0.9
 23         27           Conseco, Inc.                                 11,186                  0.8
 24         19           Staples, Inc.                                 11,097                  0.8
 25        174           Federated Department Stores, Inc.             10,770                  0.8
 26         61           Lucent Technologies, Inc.                     10,678                  0.8
 27         37           Boeing Co.                                    10,599                  0.8
 28         84           Conoco, Inc.                                  10,324                  0.8
 29         70           Northern Telecom Limited                      10,257                  0.8
 30        108           General Motors Corp.                          10,156                  0.8
 31         56           AMR Corp.                                      9,956                  0.8
 32         23           GTE Corp.                                      9,910                  0.7
 33         71           Hewlett-Packard Co.                            9,867                  0.7
 34         28           Fleet Financial Group, Inc.                    9,862                  0.7
 35         90           Nabisco Holdings Corp.                         9,713                  0.7
 36         86           Union Pacific Corp.                            9,512                  0.7
 37          4           AT&T Corp.                                     9,410                  0.7
 38         49           Ingersoll-Rand Co.                             9,116                  0.7
 39         62           Kohl's Corp.                                   9,111                  0.7
 40         78           Allstate Corp.                                 9,028                  0.7
 41         32           Cintas Corp.                                   8,963                  0.7
 42         60           General Electric Co.                           8,850                  0.7
 43         45           Wells Fargo & Co.                              8,825                  0.7
 44         38           ACE Limited                                    8,804                  0.7
 45         41           May Department Stores Co.                      8,803                  0.7
 46         46           Home Depot, Inc.                               8,796                  0.7
 47         40           Starbucks Corp.                                8,775                  0.7
 48        New           Computer Associates International, Inc.        8,713                  0.7
 49        New           Tiffany & Co.                                  8,641                  0.7
 50         69           Linear Technology Corp.                        8,482                  0.6

* Formerly EXEL Limited.

                                       MAJOR STOCK CHANGES IN THE FIRST QUARTER
 ...............................................................................
The following are the major ($4.0 million or more) stock changes-- both additions and reductions -- that were made in the Fund's portfolio during the first quarter of 1999.


                                                               SHARES
                                      ---------------------------------------------------------
                                                                                    HELD AS
SECURITY NAME                             ADDITIONS           REDUCTIONS           OF 3/31/99
-----------------------------------------------------------------------------------------------
Avery Dennison Corp.                       120,500                                   120,500
BankAmerica Corp.                          174,400                                   293,034
BMC Software, Inc.                          88,250                                    88,250
Computer Associates International, Inc.    245,000                                   245,000
Federated Department Stores, Inc.          221,300                                   268,400
Florida Progress Corp.                     103,800                                   183,800
General Motors Corp.                        47,500                                   116,900
Intuit, Inc.                                43,450                                    43,450
The Limited, Inc.                          208,700                                   208,700
Linens 'n Things, Inc.                     132,000                                   132,000
Medtronic, Inc.                             67,150                                    67,150
Monsanto Co.                               159,200                                   515,300
Nucor Corp.                                181,600                                   181,600
P G & E Corp.                              132,500                                   242,200
PNC Bank Corp.                             122,700                                   122,700
Tiffany & Co.                              115,600                                   115,600

AT&T Corp.                                                      (157,600)            117,900
Albertson's, Inc.                                               (113,600)             37,800
America Online, Inc.*                                            (48,600)             37,400
Anheuser-Busch Companies, Inc.                                   (65,200)             94,400
Atlantic Richfield Co.                                           (72,700)            102,220
Bell Atlantic Corp.                                             (111,300)             58,200
Campbell Soup Co.                                               (132,900)                  0
Catalina Marketing Corp.                                         (71,100)                  0
Citigroup, Inc.                                                  (71,000)            627,100
Compaq Computer Corp.                                           (213,500)            167,000
Dayton Hudson Corp.                                             (176,600)                  0
Elan Corp. ADR                                                   (78,200)             47,250
Electronic Arts, Inc.                                           (113,200)                  0
Eli Lilly & Co.                                                  (89,350)             39,150
EMC Corp.                                                        (56,800)             23,300
First Union Corp.                                               (175,900)            108,200
Houston Industries, Inc.                                         (51,200)                  0
MCI WorldCom, Inc.                                              (105,000)            265,853
Rite Aid Corp.                                                   (98,600)                  0
Transamerica Corp.*                                             (170,000)                  0

* Adjusted for stock split.

MANAGER INTERVIEW
 ................................................................................

[PHOTO OF JOHN G. LINDENTHAL]

[CAPTION]
JOHN G. LINDENTHAL
Oppenheimer Capital


Manager Interview: Oppenheimer Capital Searches for Companies with Quality Management Dedicated to Value Creation -- and When It Finds Them It's
Likely to Be a Long-Term Investor

Oppenheimer Capital is one of All-Star's five portfolio managers. Oppenheimer is a value style manager investing in the stocks of quality companies with sound business prospects that are considered undervalued. Research focuses on cash flow analysis. Purchase candidates exhibit a high return on equity, large undedicated cash flow and reasonable prices in relation to intrinsic value. We recently had the opportunity to talk with Managing Director John G. Lindenthal. The Fund Manager, Liberty Asset Management Company (LAMCO), serves as moderator for the discussion.

[CALLOUT]
The views expressed in this interview represent the manager's views at the time of the discussion and are subject to change.
[END CALLOUT]

LAMCO: Let's open up with a look at the overall stock market. The Dow Jones Industrial Average closed above 10,000 for the first time on March 29. More than anything, this event may serve as a symbol of this remarkable decade in the equity markets. What broad observations would you make about the 1990s and their meaning for investors?

LINDENTHAL: I think in terms of broad observations, the most overwhelming one of all is that during most of the decade inflation has been very low. When inflation is low we know historically that financial assets do well. And with low inflation we've had a pretty tame interest rate environment and a friendly Federal Reserve. When you have the Fed on your side, that creates excess liquidity for the stock market. But all of this is keyed off of the fact that inflation has been low, not only in the United States, but around the world.

  Another factor is that during the 1990s management practices have improved dramatically. In other words, companies are just better managed. There's more of an emphasis on return on invested capital, free cash flow and shareholder value. There's little doubt that companies have also benefited from the use of technology. Most companies have spent heavily to improve their internal communications and by using technology both internally and externally they've been able to improve productivity. One reason that the economy has done so well while inflation has remained quiet is productivity has been very strong.

  All of this has come together to give us the kind of decade where the Dow Jones Industrial Average started out at about 2,800 and if things hold together the rest of this year will end up somewhere around 10,000 or higher.

LAMCO: Some people feel that the Internet is going to drive even more inflation out of the economy. What does that say about the future?

LINDENTHAL: We've seen companies learn how to sell through the Internet and we've seen consumers learn how to purchase through the Internet. And, yes, companies have been able to take costs out by doing this. However, I still believe that future inflation will remain tied to monetary policy and what happens there. So, the Internet will certainly help but it's really what happens with monetary policy that's going to make the difference.

LAMCO: How about the meaning of all this for investors?

[CALLOUT]
" ... individual investors have created a lot of their own good fortune by staying the course. Bottom line is, this has been the decade of the individual investor."
[END CALLOUT]

LINDENTHAL: Yes, that was the other part of the original question. To me, one major thought to reflect on is that the investors who have done the best over this remarkable decade are the ones who have stayed pretty fully invested. Another way of saying it is that the ones who have done best are the ones who have been patient because there has been plenty of volatility along the way. These investors have persevered and stayed either with funds or individual companies that they know and like. So, I think individual

                                                               MANAGER INTERVIEW
 ................................................................................

investors have created a lot of their own good fortune by staying the course. Bottom line is, this has been the decade of the individual investor.

LAMCO: Good thought. Let's shift to the market as it stands right now. One of the major stories continues to be the performance gap between large cap stocks and small/mid-cap stocks. If anything, it grew wider during the first quarter. What do you think has to happen in order for the market to broaden out?

[CALLOUT]
"We've had this tiered market in which the better performers by a good margin have been the larger cap growth stocks, primarily technology ... This will change once we begin to benefit from heightened economic activity around the world."
[END CALLOUT]

LINDENTHAL: That's right, market breadth actually peaked a year ago. We've had this tiered market in which the better performers by a good margin have been the larger cap growth stocks, primarily technology. It's somewhat bothersome, at least from a technical standpoint. Let's try to understand this phenomenon.

  In part, this move has been driven by the trend toward index investing. That drives money toward the larger cap stocks that are in the better known indexes. But, there's another factor -- one that operates on a global scale -- that accounts for a lot of it. It's this worldwide deflationary environment we've been in. It's an environment in which higher prices have been exceedingly difficult for companies to achieve. That goes for big companies and small ones. But, the big companies have kept the pressure on because they can grow their businesses globally and they open up new markets and get higher revenues by growing their unit sales. Small to mid-sized companies don't necessarily have those advantages and, therefore, they have had a tougher time competing. The stock market, meanwhile, has gravitated toward the best relative earnings growth, and that's been in large companies. As a result, price/earnings ratios have gone up for the large companies that are growing while they've actually declined for the rest of the market.

  So, what changes this? This will change once we begin to benefit from heightened economic activity around the world. If we see worldwide demand strengthen it will take some of the heat off the very competitive pricing environment we've had worldwide. Once that happens, you'll get better earnings out of small and medium-sized companies, and the market will pay more for those earnings. Having said that, I think this is something that will evolve over the next two or three years. We're not there yet. It will take recovery in Asia and South America as well as in certain parts of Europe before we'll have a more favorable supply/demand environment.

LAMCO: Does this overvaluation/undervaluation scenario create any buying opportunities for you?

LINDENTHAL: We are value managers, so, yes, we have found some very compelling opportunities. I could mention a couple mid-cap stocks that we own where we think the values are terrific, such as Countrywide Credit and Conseco in the financial area. In the industrial area, we own one of the largest printers in the country, R.R. Donnelly, which is more of a medium cap company. Another industrial, Dover, is a very solid company.

LAMCO: You bring up financials -- you've long been overweighted in that sector. You mention industrials, too. How is Oppenheimer's portion of the Fund weighted from a sector standpoint?

[CALLOUT]
"We've been in financial stocks for the same reason the stock market has been strong: low inflation, low interest rate environment in which financial assets and financial companies can thrive."
[END CALLOUT]

LINDENTHAL: We're still close to 40 percent in financial stocks and we have been heavily weighted in the sector for a long time, as you indicate. We've been in financials for the same reason the stock market has been strong: low inflation, low interest rate environment in which financial assets and financial companies can thrive. In terms of other sectors, we're underweighted in oils. We have zero weighting there, but only because we haven't surfaced individual ideas. It's not really a call on whether we think oil is going to stay down at $12 a barrel or go higher, it's just that our process hasn't surfaced any strong buy candidates. For the same reason we've been virtually zero in the utility sector. The balance of the portfolio is spread evenly among capital goods types of companies and consumer companies as well as some technology.

LAMCO: Oppenheimer has been very consistent in terms of executing its strategy for Liberty All-Star Equity Fund. Would you say that the firm has changed at all over the decade of the `90s, even subtly?

LINDENTHAL: We've been very steady. But, your term "subtle" may be the right one because we have undergone the

MANAGER INTERVIEW
 ................................................................................

[CALLOUT]
"We've always felt we wanted to buy quality businesses because they're the best at creating value ... We interact with management because management quality is key..."
[END CALLOUT]

gradual, evolutionary kinds of changes that are healthy for any company. I think the main change has been in the way we analyze businesses. We've always felt that investing is a dynamic process. In other words, it's not statistically driven by looking solely at things such as book value, cash flow or dividend yield. We've always felt we wanted to buy quality businesses because they're the best at creating value. So it's value creation at the company level that we've been focused on. We've looked at that in different ways, but certainly in the last three or four years we've been putting more emphasis on return on capital and free cash flow generation. We interact with management because management quality is key, and we focus on how management goes through the capital allocation process because we think that goes a long way in determining how value is created.

  Still, the basic premise of what we do has not really changed. We've always run a reasonably concentrated portfolio with low turnover. We've always felt that it is the quality of the business that creates value over long periods of time and we want to capture that for shareholders. We think a good way of doing that is to buy stocks not just as an investor, but to think of ourselves as owners of the business.

LAMCO: Let's revisit a few of the basics about Oppenheimer Capital.

LINDENTHAL: The firm was founded in 1969. For most of our lives we were owned by Oppenheimer, the brokerage house. In 1997, Oppenheimer sold the last of its position in us to PIMCO (Pacific Investment Management Company), which is predominantly a fixed income investment manager headquartered in Newport Beach. We still operate out of New York City, however, and as a firm that primarily manages equities we're a good fit with PIMCO. We have about $62 billion in assets under management.

[CALLOUT]
"Our objective is to provide our investors with consistently above average returns with less risk."
[END CALLOUT]

  As investors, we have a value orientation. Our objective is to provide our investors with consistently above average returns with less risk. Our investment process is to assemble skilled analysts and portfolio managers together as a team. All the names in the portfolio are followed by us as a firm and we're all very much involved in the process.

LAMCO: How does Oppenheimer surface potential new candidates for investment?

LINDENTHAL: With some exceptions, we primarily run a larger cap portfolio, so anything with a market cap of $7 billion or more is fair game, as far as we're concerned. We don't limit what we'll do or what we'll look at. We compensate our people to find ideas and we find them however we can -- going to conferences, talking with analysts, reviewing reports, meeting with management and other ways. We come up with ideas and build a "work in progress" list where people are given a certain amount of time to work on individual ideas. They then present a report to their peer group and the idea is debated and, if adopted, the stock is added to our approved list.

LAMCO: What has this process led to lately -- sells as well as buys?

LINDENTHAL: We sold Transamerica Corp. recently after it was acquired by a Dutch company called AEGON. Actually, the merger is still pending, but we enjoyed a nice move up with Transamerica and took advantage of the opportunity to sell the position. Another name that we sold was a spin-out of Sprint called PCS. Sprint spun out its cellular phone company into a separate unit. Even though Sprint still controls it, we took advantage of that move and went ahead and sold the PCS portion. Both of those two recent sales worked out very well for Fund shareholders.

  In terms of recent buys, we're not big investors in technology, but we added a couple of names in that sector, Compaq and Computer Associates. Both stocks have come off considerably from their highs for reasons that we think we understand, so we took advantage of price weakness to start positions in those two names.

LAMCO: How about some long-term favorites?

LINDENTHAL: All of the top positions in the Fund have been there for quite awhile, some since we started managing for Liberty All-Star Equity Fund in 1990. Within our portfolio, Citigroup is our largest position at about 10%. We've stuck with the stock, having owned both Travelers and Citibank when

                                                               MANAGER INTERVIEW
 ................................................................................

these two companies were merged. It's a name that we still like a lot.

  AFLAC is our second largest position. AFLAC is the insurance company whose primary assets are in Japan where it dominates certain lines of insurance. We trimmed our position a little recently, but we still like the stock a lot. Nokia has been one of our best positions ever. We have trimmed it from time to time, but it's still our third largest position. Sprint, which I mentioned a moment ago, is our fourth largest holding even though it's a little smaller after selling our PCS position. Sprint has done very well of late. Freddie Mac is another holding that goes back to the inception of the All-Star Equity Fund relationship. We think the value creation here has been terrific. Management does well when interest rates are high and they do well when interest rates are low -- they create value in both of those environments. The stock does better, obviously, in a low interest rate environment, and we've certainly had that.

  Those are the top five positions in our portion of the Fund and all are longstanding positions that we still own.

LAMCO: We all hope they continue to do as well in the future as they have in the past. Thank you very much for an interesting interview.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)
 ................................................................................

COMMON STOCKS (98.8%)          SHARES   MARKET VALUE

AEROSPACE & DEFENSE (1.7%)
Boeing Co.                    310,600 $  10,599,225
Lockheed Martin Corp.         321,300    12,108,994
                                      -------------
                                         22,708,219
                                      -------------

AUTOS, TIRES & ACCESSORIES (2.6%)
DaimlerChrysler AG (a)         81,250     6,972,266
Delphi Automotive Systems
  Corp. (a)                   116,000     2,059,000
Ford Motor Co.                143,400     8,137,950
General Motors Corp.          116,900    10,155,687
Lear Corp. (a)                166,300     7,098,931
                                      -------------
                                         34,423,834
                                      -------------

BANKS (5.0%)
ABN AMRO Holding NV ADR       173,764     3,594,743
Astoria Financial Corp.        51,400     2,570,000
BankAmerica Corp.             292,034    20,624,901
Bankers Trust Co.              33,000     2,912,250
First Union Corp.             108,200     5,781,938
Fleet Financial Group, Inc.   262,100     9,861,512
PNC Bank Corp.                122,700     6,817,519
Washington Mutual, Inc.       136,000     5,559,000
Wells Fargo & Co.             251,700     8,825,231
                                      -------------
                                         66,547,094
                                      -------------

BROADCASTING & CABLE (0.5%)
Chancellor Media Corp. (a)     93,900     4,425,037
The News Corp., Ltd. ADR       89,400     2,637,300
                                      -------------
                                          7,062,337
                                      -------------

BUSINESS & CONSUMER SERVICES (2.6%)
America Online, Inc. (a)       37,400     5,460,400
Apollo Group, Inc. (a)        130,950     3,912,131
Cendant Corp. (a)             268,200     4,224,150
Cintas Corp.                  137,100     8,962,912
IMS Health, Inc.              198,000     6,558,750
Robert Half International,
  Inc. (a)                    131,250     4,306,641
Service Corp. International    77,600     1,105,800
                                      -------------
                                         34,530,784
                                      -------------

CHEMICALS (2.2%)
Monsanto Co.                  515,300    23,671,594
Rohm & Haas Co.               148,300     4,977,319
                                      -------------
                                         28,648,913
                                      -------------

COMMUNICATIONS EQUIPMENT (4.1%)
Cisco Systems, Inc. (a)       134,600    14,747,112
CommScope, Inc. (a)           103,333     2,163,535
Lucent Technologies, Inc.      99,100    10,678,025
Nokia Corp. ADR               110,000    17,132,500
Northern Telecom Ltd.         165,100    10,256,837
                                      -------------
                                         54,978,009
                                      -------------

                               SHARES   MARKET VALUE

COMPUTER & BUSINESS EQUIPMENT (3.3%)
Compaq Computer Corp.         167,000  $  5,291,812
EMC Corp. (a)                  23,300     2,976,575
Hewlett-Packard Co.           145,500     9,866,719
International Business
  Machines Corp.               85,175    15,097,269
Solectron Corp. (a)            82,150     3,989,409
Sun Microsystems, Inc. (a)     53,900     6,734,131
3Com Corp. (a)                 14,200       331,037
                                      -------------
                                         44,286,952
                                      -------------

COMPUTER SERVICES & SOFTWARE (6.9%)
Acxiom Corp. (a)              199,550     5,288,075
Autodesk, Inc.                 13,000       525,687
Automatic Data Processing,
  Inc.                        182,650     7,557,144
Best Software, Inc. (a)       140,850     1,901,475
BMC Software, Inc. (a)         88,250     3,270,766
Computer Associates
  International, Inc.         245,000     8,712,812
Computer Sciences Corp.        60,550     3,341,603
Fiserv, Inc. (a)              150,050     8,046,431
Intuit, Inc. (a)               43,450     4,421,037
Microsoft Corp. (a)           229,500    20,568,937
Oracle Corp. (a)              284,350     7,499,731
Policy Management
  Systems Corp. (a)           110,200     3,374,875
Sterling Commerce, Inc. (a)   115,200     3,542,400
Sterling Software, Inc. (a)   316,000     7,505,000
SunGard Data Systems, Inc. (a) 93,300     3,732,000
Wang Laboratories, Inc. (a)   136,600     2,680,775
                                      -------------
                                         91,968,748
                                      -------------

CONSUMER PRODUCTS (2.3%)
Avon Products, Inc.           270,000    12,706,875
Kimberly-Clark Corp.           46,500     2,229,094
Philip Morris Companies, Inc. 225,300     7,927,744
Procter & Gamble Co.           52,500     5,141,719
Ralston Purina Co.             81,800     2,183,038
                                      -------------
                                         30,188,470
                                      -------------

DIVERSIFIED (2.7%)
AlliedSignal, Inc.            107,400     5,282,737
Cooper Industries, Inc.        20,900       890,862
General Electric Co.           80,000     8,850,000
Loews Corp.                    61,900     4,619,287
Minnesota Mining &
  Manufacturing Co.            70,000     4,952,500
The Seagram Co., Ltd.          67,300     3,365,000
Tyco International Ltd.       101,584     7,288,652
                                      -------------
                                         35,249,038
                                      -------------

DRUGS & HEALTH CARE (7.9%)
Abbott Laboratories           110,400     5,168,100
Alza Corp. (a)                 95,300     3,645,225


12  See Notes to Schedule of Investments.

                        SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)
 ................................................................................

COMMON STOCKS (CONT.)          SHARES   MARKET VALUE

DRUGS & HEALTH CARE (CONT.)
American Home Products Corp.  188,600 $  12,306,150
Bristol-Myers Squibb Co.       94,600     6,083,962
Cardinal Health, Inc.          72,955     4,815,030
Elan Corp. ADR (a)             47,250     3,295,687
Eli Lilly & Co.                39,150     3,322,856
Forest Laboratories, Inc. (a)  70,500     3,974,437
Genzyme Corp. (a)             129,000     6,506,437
HEALTHSOUTH Corp. (a)         190,300     1,974,363
Humana, Inc.                  109,600     1,890,600
Medtronic, Inc.                67,150     4,818,013
Merck & Co., Inc.              56,650     4,542,622
Patterson Dental Co. (a)       87,000     3,762,750
Pediatrix Medical Group,
  Inc. (a)                    146,800     4,128,750
Pfizer, Inc.                   45,900     6,368,625
Pharmacia & Upjohn, Inc.      126,400     7,884,200
SmithKline Beecham PLC ADR    109,900     7,857,850
Steris Corp. (a)              224,950     5,989,294
Sybron International Corp. (a)101,850     2,546,250
Warner-Lambert Co.             61,500     4,070,531
                                      -------------
                                        104,951,732
                                      -------------

ELECTRIC & GAS UTILITIES (3.3%)
Allegheny Energy, Inc.         41,700     1,230,150
Central & South West Corp.     53,800     1,260,938
Columbia Energy Group          61,000     3,187,250
Florida Progress Corp.        183,800     6,938,450
Northern States Power Co.      83,900     1,945,431
Peco Energy Co.               253,200    11,710,500
P G & E Corp.                 242,200     7,523,338
PP&L Resources, Inc.          143,300     3,546,675
Reliant Energy, Inc.          264,300     6,888,319
                                      -------------
                                         44,231,051
                                      -------------

ELECTRONICS & ELECTRICAL EQUIPMENT (2.7%)
Intel Corp.                   118,600    14,128,225
International Game Technology 134,700     1,961,569
Linear Technology Corp.       165,500     8,481,875
Maxim Integrated Products,
  Inc. (a)                     89,950     4,868,544
Molex, Inc.                    85,025     2,497,609
Perkin-Elmer Corp.             24,000     2,329,500
Texas Instruments, Inc.        13,400     1,329,950
                                      -------------
                                         35,597,272
                                      -------------

FINANCIAL SERVICES (7.7%)
The Charles Schwab Corp.       43,000     4,133,375
The CIT Group, Inc.            99,600     3,044,025
Citigroup, Inc.               627,100    40,056,013
Countrywide Credit
  Industries, Inc.            150,000     5,625,000
Freddie Mac                   415,600    23,741,150
Morgan Stanley Dean
  Witter & Co.                156,900    15,680,194
Newcourt Credit Group, Inc.    47,400     1,282,763
Paychex, Inc.                 175,050     8,303,934
                                      -------------
                                        101,866,454
                                      -------------

                               SHARES   MARKET VALUE

FOOD, BEVERAGE & RESTAURANTS (3.8%)
Anheuser-Busch Companies,
  Inc.                         94,400  $  7,192,100
Diageo PLC ADR                130,000     5,947,500
Dole Food Co., Inc.           150,000     4,462,500
Dreyers Grand Ice Cream, Inc.  73,200       947,025
International Home Foods,
  Inc. (a)                    206,900     3,323,331
Nabisco Holdings Corp.        233,700     9,713,156
The Pepsi Bottling Group,
  Inc. (a)                     80,300     1,741,506
PepsiCo, Inc.                  96,500     3,781,594
Starbucks Corp. (a)           312,700     8,775,144
U.S. Foodservice (a)           89,500     4,161,750
                                      -------------
                                         50,045,606
                                      -------------

HOTELS & ENTERTAINMENT/LEISURE (1.7%)
Marriott International,
  Inc., Class A               174,200     5,857,475
Mirage Resorts, Inc. (a)      105,600     2,244,000
Starwood Hotels & Resorts
  Worldwide, Inc.             198,000     5,655,375
Time Warner, Inc.             115,700     8,221,931
                                      -------------
                                         21,978,781
                                      -------------

INDUSTRIAL EQUIPMENT (2.0%)
Caterpillar, Inc.             130,000     5,971,875
Deere & Co.                    96,100     3,711,863
Dover Corp.                   110,000     3,616,250
Ingersoll-Rand Co.            183,700     9,116,113
MSC Industrial Direct Co.,
  Inc. (a)                    245,600     4,175,200
                                      -------------
                                         26,591,301
                                      -------------

INSURANCE (8.6%)
ACE Ltd.                      282,300     8,804,231
Aetna, Inc.                    77,200     6,407,600
AFLAC, Inc.                   350,000    19,053,125
Allmerica Financial Corp.     143,200     7,884,950
Allstate Corp.                243,600     9,028,425
Ambac Financial Group, Inc.    20,500     1,107,000
CIGNA Corp.                   237,600    19,913,850
Conseco, Inc.                 362,300    11,186,013
Marsh & McLennan Companies,
  Inc.                         61,900     4,592,206
Progressive Corp.              50,000     7,175,000
UNUM Corp.                    103,300     4,913,206
XL Capital Ltd.               220,000    13,365,000
                                      -------------
                                        113,430,606
                                      -------------

METALS & MINING (1.4%)
Allegheny Teledyne, Inc.      146,300     2,770,556
Aluminum Company of America   184,600     7,603,213
Nucor Corp.                   181,600     8,001,750
                                      -------------
                                         18,375,519
                                      -------------

OIL & GAS (4.3%)
Apache Corp.                  162,900     4,245,581
Atlantic Richfield Co.        102,200     7,460,600
Burlington Resources, Inc.     93,500     3,734,156


                                      See Notes to Schedule of Investments.   13

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)
 ................................................................................

COMMON STOCKS (CONT.)          SHARES   MARKET VALUE

OIL & GAS (CONT.)
Conoco, Inc.                  420,300 $  10,323,619
Cooper Cameron Corp. (a)       51,200     1,734,400
Elf Aquitaine ADR              94,200     6,340,838
Mobil Corp.                    36,000     3,168,000
PennzEnergy Co.               266,300     2,796,150
Phillips Petroleum Co.         46,400     2,192,400
Royal Dutch Petroleum Co.      78,062     4,059,224
Texaco, Inc.                  133,300     7,564,775
Tosco Corp.                   152,000     3,771,500
                                      -------------
                                         57,391,243
                                      -------------

PAPER (1.6%)
Avery Dennison Corp.          120,500     6,928,750
Georgia-Pacific Corp.          25,600     1,900,800
Temple-Inland, Inc.           198,000    12,424,500
                                      -------------
                                         21,254,050
                                      -------------

POLLUTION CONTROL (1.5%)
Waste Management, Inc.        439,855    19,518,566
                                      -------------

PUBLISHING (0.5%)
R.R. Donnelley & Sons Co.     200,000     6,437,500
                                      -------------

REAL ESTATE INVESTMENT TRUSTS (0.3%)
Kimco Realty Corp.             43,200     1,593,000
Vornado Realty Trust           81,200     2,801,400
                                      -------------
                                          4,394,400
                                      -------------

RETAIL TRADE (10.4%)
Albertson's Inc.               37,800     2,053,013
American Stores Co.            94,400     3,115,200
AnnTaylor Stores Corp. (a)    101,900     4,502,706
CDW Computer Centers, Inc. (a) 69,900     4,823,100
Circuit City Stores, Inc.      58,300     4,467,238
CVS Corp.                     298,350    14,171,625
Family Dollar Stores, Inc.    233,900     5,379,700
Federated Department
  Stores, Inc. (a)            268,400    10,769,550

                               SHARES   MARKET VALUE

RETAIL TRADE (CONT.)
Fred Meyer, Inc. (a)           95,490 $   5,621,974
Harcourt General, Inc.        110,400     4,892,100
Home Depot, Inc.              141,300     8,795,925
Kohl's Corp. (a)              128,550     9,110,981
The Limited, Inc.             208,700     8,269,738
Linens 'n Things, Inc. (a)    132,000     5,989,500
May Department Stores Co.     225,000     8,803,125
Safeway, Inc. (a)             130,700     6,706,544
Staples, Inc. (a)             337,550    11,096,956
Tiffany & Co.                 115,600     8,641,100
Toys R Us, Inc. (a)            68,000     1,279,250
Walgreen Co.                  274,650     7,758,863
Wal-Mart Stores, Inc.          23,900     2,203,281
                                      -------------
                                        138,451,469
                                      -------------

TELECOMMUNICATIONS (5.4%)
AT&T Corp.                    117,900     9,409,894
Bell Atlantic Corp.            58,200     3,008,213
GTE Corp.                     163,800     9,909,900
Level 3 Communications,
  Inc. (a)                     14,200     1,033,938
MCI WorldCom, Inc. (a)        265,853    23,544,606
SBC Communications, Inc.      173,000     8,152,625
Sprint Corp. (FON Group)      170,000    16,681,250
                                      -------------
                                         71,740,426
                                      -------------

TRANSPORTATION (1.8%)
AMR Corp. (a)                 170,000     9,955,625
CNF Transportation, Inc.       96,300     3,641,344
Union Pacific Corp.           178,000     9,511,875
                                      -------------
                                         23,108,844
                                      -------------

TOTAL COMMON STOCKS
(Cost $951,229,914)                   1,309,957,218
                                      -------------


14  See Notes to Schedule of Investments.

                       SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)
 ...............................................................................

SHORT-TERM INVESTMENTS (1.6%)                                  INTEREST     MATURITY        PAR          MARKET
COMMERCIAL PAPER (0.8%)                                          RATE         DATE         VALUE          VALUE
                                                               --------     --------    ----------     ----------
CIT Group Holdings                                               4.63%      04/01/99    $3,500,000     $3,500,000
Household Finance                                                4.84       04/06/99     4,000,000      3,997,555
Household Finance                                                4.88       04/08/99     2,500,000      2,497,628
                                                                                                       ----------
TOTAL COMMERCIAL PAPER (COST $9,995,183)                                                                9,995,183
                                                                                                       ----------

REPURCHASE AGREEMENT (0.8%)
SBC Warburg Ltd., Repurchase Agreement dated 3/31/99, 4.90%
to be repurchased at $11,068,506 on 4/1/99, collateralized
by U.S. Treasury bonds and notes with various maturities to
2019, with a current market value of $11,327,532.                                       11,067,000     11,067,000
                                                                                                   --------------

TOTAL SHORT-TERM INVESTMENTS (COST $21,062,183)                                                        21,062,183
                                                                                                   --------------
TOTAL INVESTMENTS (100.4%) (COST $972,292,097)                                                      1,331,019,401

OTHER ASSETS AND LIABILITIES, NET (-0.4%)                                                              (5,074,345)
                                                                                                   --------------
NET ASSETS (100.0%)                                                                                $1,325,945,056
                                                                                                   ==============
NET ASSET VALUE PER SHARE (94,996,907 SHARES OUTSTANDING)                                                  $13.96
                                                                                                   ==============

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  Non-income producing security.

       Gross unrealized appreciation and depreciation of investments at March 31, 1999 is as follows:
             Gross unrealized appreciation              $405,088,571
             Gross unrealized depreciation               (46,361,267)
                                                        ------------
                   Net unrealized appreciation          $358,727,304
                                                        ============

 Acronym                       Name
---------           ---------------------------
  ADR               American Depositary Receipt

PER SHARE CHANGES IN NET ASSETS
 ................................................................................

                                                                      YEAR ENDED DECEMBER 31,
                               THREE MONTHS ENDED  -----------------------------------------------------------
                                 MARCH 31, 1999
                                   (UNAUDITED)        1998         1997          1996        1995         1994
--------------------------------------------------------------------------------------------------------------
PER SHARE CHANGES IN NET ASSETS
Net asset value at beginning of period $ 14.22     $ 13.32      $ 11.95       $ 11.03     $  9.26      $ 10.40
                                       -------     -------      -------       -------     -------      -------
Net investment income                     0.01        0.05         0.05          0.08        0.10         0.11
Distributions declared                   (0.34)      (1.40)       (1.33)        (1.18)      (1.04)       (1.00)
Change due to rights offering (a)           --       (0.10)          --            --          --        (0.05)
Net realized and unrealized
  gains (losses) on investments           0.07        2.35         3.01(b)       2.15(b)     2.71        (0.20)
Provision for federal income tax            --          --        (0.36)        (0.13)         --           --
                                       -------     -------      -------       -------     -------      -------
Net asset value at end of period       $ 13.96     $ 14.22      $ 13.32       $ 11.95     $ 11.03      $  9.26
                                       =======     =======      =======       =======     =======      =======

(a) Effect of All-Star's rights offerings for shares at a price below net asset value.
(b) Before provision for federal income tax.

                                DISTRIBUTION POLICY / DIVIDEND REINVESTMENT PLAN
 ................................................................................

DISTRIBUTION POLICY

Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

DIVIDEND REINVESTMENT PLAN

Through the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan, the Fund's shareholders have the opportunity to have their dividends and distributions automatically reinvested in additional shares of the Fund. Participating shareholders have been rewarded as a result of the consistent reinvestment of distributions. Each share of the Fund owned by shareholders who have participated in the Dividend Reinvestment Program since the Fund began operations in 1986 would have grown to 3.858 shares as of March 31, 1999, with a total net asset value of $53.86. Participants are kept apprised of the status of their account through quarterly statements.

For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern time. If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares if you wish to participate in the Plan.

NOTES
 ................................................................................

                                                                           NOTES
 ................................................................................

[LIBERTY LOGO]                                                 USA
                                                              Listed
  LIBERTY                                                      NYSE
  ALL*STAR                                          THE NEW YORK STOCK EXCHANGE
-----------
EQUITY FUND
                                                         A MEMBER OF THE
                                                         CLOSED-END
                                                         FUND
                                                         ASSOCIATION, INC.
                                                         WWW.CLOSED-ENDFUNDS.COM
FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-617-722-6036
Internet: http://www.lamco.com

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts  02110

CUSTODIAN
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company c/o EquiServe
P.O. Box 8200, Boston, Massachusetts  02266-8200
1-800-LIB-FUND (1-800-542-3863)
Internet: http://www.equiserve.com

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts  02110

TRUSTEES
Robert J. Birnbaum*
John V. Carberry
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
John V. Carberry, Chairman of the Board of Trustees
William R. Parmentier, Jr., President and Chief Executive Officer
Christopher S. Carabell, Vice President
Mark T. Haley, Vice President
Timothy J. Jacoby, Treasurer
Nancy L. Conlin, Secretary
J. Kevin Connaughton, Controller

* Member of the audit committee.
------------------------------------------------------------------

Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[LIBERTY LOGO]
LIBERTY FINANCIAL


                                     FIRST
                                    QUARTER
                                     REPORT
                                      1999

[LIBERTY LOGO]
   LIBERTY
   ALL*STAR
 -----------
 EQUITY FUND